UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
February 13, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
ITEM 3.02 Unregistered Sales of Equity Securities
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
Sale and Purchase Agreement to acquire China Sport TV Production Ltd
     On February 13, 2006, Sun New Media Inc. (“SNMI”) entered into a Purchase Agreement (the “CSTV Purchase Agreement”) with China Entertainment Sports Ltd (“CES”) to acquire 100% of the outstanding capital stock of China Sport TV Productions Ltd (“CSTV”).
     The CSTV Purchase Agreement provides that SNMI will issue to CES 460,526 shares of SNMI common stock in payment of the purchase price for 100% of the outstanding capital stock of CSTV.
     The closing of the transaction is subject to due diligence review and regulatory and third party approvals.
     The CSTV Purchase Agreement is attached hereto as Exhibit 2.1. A copy of the press release announcing the acquisition of a controlling interest in CSTV is attached hereto as Exhibit 99.1.
Sale and Purchase Agreement to Acquire Lifestyle Magazines Publishing Pte. Ltd
     On February 14, 2006, Sun New Media Inc. (“SNMI”) entered into a Purchase Agreement (the “Lifestyle Purchase Agreement”) with United Home Limited (“UHL”) to acquire 100% of the outstanding capital stock of Lifestyle Magazines Publishing Pte. Ltd (“Lifestyle”). Incorporated in Singapore, Lifestyle is one of Southeast Asia’s leading publishers of lifestyle and special interest magazines.
     Through the acquisition of Lifestyle, SNMI will gain ownership of six magazine titles: NewMan, Home Concepts, Space, Today’s Parents, Se Xiang Wei, and Pregnancy Guide. All of the titles will be available for distribution through the company’s interactive marketing and e-publishing platforms.
     The Lifestyle Purchase Agreement provides that SNMI will issue to UHL 978,406 shares of SNMI common stock in payment of the purchase price for 100% of the outstanding capital stock of Lifestyle.
     The closing of the transaction is subject to due diligence review and regulatory and third party approvals.
     The Lifestyle Purchase Agreement is attached hereto as Exhibit 2.2. A copy of the press release announcing the acquisition of a controlling interest in Lifestyle is attached hereto as Exhibit 99.2.
ITEM 3.02 Unregistered Sales of Equity Securities
     Pursuant to the CSTV Purchase Agreement described in Item 1.01 above, SNMI will issue up to 460,526 shares of SNMI common stock to CES. The issuance of such shares has not been registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Regulation S of the Act.
     Pursuant to the Purchase Agreement described in Item 1.01 above, SNMI will issue up to 978,406 shares of SNMI common stock to United Home Limited. The issuance of such shares has not been registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Regulation S of the Act.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description
2.1	CSTV Sale and Agreement dated February 13, 2006

2.2	Lifestyle Sale and Purchase Agreement dated February 14, 2006

99.1	Press Release dated February 16, 2006 announcing the acquisition of China Sport TV Productions Ltd.

99.2	Press Release dated February 14, 2006 announcing the acquisition of Lifestyle Magazines Publishing Pte Ltd

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 17, 2006

SUN NEW MEDIA INC.
By:	/s/ Hwee Ling Ng
Hwee Ling Ng, Acting Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.1	CSTV Sale and Agreement dated February 13, 2006

2.2	Lifestyle Sale and Purchase Agreement dated February 14, 2006

99.1	Press Release dated February 16, 2006 announcing the acquisition of China Sport TV Productions Ltd

99.2	Press Release dated February 14, 2006 announcing the acquisition of Lifestyle Magazines Publishing Pte Ltd